UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2011

Atrion Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10763	63-0821819
(State or other jurisdiction	(Commission File Number)	(I. R. S. Employer
of incorporation or organization)		Identification No.)

One Allentown Parkway
Allen, Texas	75002
(Address of principal executive offices)	(Zip Code)

(972) 390-9800
(Registrant's telephone number, including area code)

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 13, 2011, the Board of Directors of Atrion Corporation (the "Company") amended Section 1.09 of the Company's Bylaws to clarify the voting standard required for approval of matters other than the election of directors presented for a vote at meetings of the Company's stockholders.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Document
3.1	Bylaws of Atrion Corporation (As last amended on April 13, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRION CORPORATION

	By:	/s/ Jeffery Strickland
Jeffery Strickland
Date: April 14, 2011		Vice President and Chief Financial Officer,
Secretary and Treasurer

Exhibit Index

Exhibit No.	Description of Document
3.1	Bylaws of Atrion Corporation (As last amended on April 13, 2011)